UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

HPX CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HPX CORP.
A Cayman Islands Exempted Company
(Company Number 361160)
1000 N. West Street, Suite 1200
Wilmington, DE 19801
NOTICE OF EXTRAORDINARY GENERAL MEETING
To Be Held at 9:00 a.m. Eastern Time on November 3, 2022
TO THE SHAREHOLDERS OF HPX CORP.:
You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of HPX CORP. (“we,” “us,” “our” or the “Company”) to be held at 9:00 a.m. Eastern Time on November 3, 2022 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at Avenida Brigadeiro Faria Lima, 3311, 7th Floor, 04538-133, São Paulo, São Paulo, Brazil, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/hpxcorp/ext2022 or by phone dialing within the U.S. and Canada 1 800-450-7155 (toll-free) or outside of the U.S. and Canada +1-857-999-9155 (standard rates apply) and entering the conference identification number 1406452#. The accompanying proxy statement (the “Proxy Statement”) is dated October 11, 2022, and is first being mailed to shareholders of the Company on or about October 11, 2022. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:
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a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on July 20, 2020 (the “IPO”), from November 20, 2022 to March 31, 2023 (the “Extension” and, such date, the “Extended Date”);

•
a proposal to amend the Investment Management Trust Agreement, dated July 15, 2020, as amended on July 14, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement, to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from November 20, 2022 to March 31, 2023 (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and

•
a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

i

The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to complete our previously announced proposed business combination (the “Business Combination”) with Emergência Participações S.A., a sociedade anônima organized under the laws of Brazil (“Emergencia”), in case such additional time is needed. On July 5, 2022, the Company entered into that certain Business Combination Agreement (the “Merger Agreement”) with Ambipar Emergency Response, an exempted company incorporated with limited liability in the Cayman Islands (“New PubCo”), Ambipar Merger Sub, an exempted company incorporated with limited liability in the Cayman Islands (“Merger Sub”), Ambipar Participações e Empreendimentos S.A., a sociedade anônima organized under the laws of Brazil (“Ambipar”), and Emergencia, pursuant to which, among other things, (i) the Company shall be merged with and into New PubCo, with New PubCo as the surviving entity and (ii) Merger Sub shall subsequently be merged with and into New PubCo, with New PubCo as the surviving entity.
The Articles provide that we have until November 20, 2022 to complete our initial business combination. While we and the other parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Business Combination, our board of directors (our “board”) believes that there may not be sufficient time before November 20, 2022 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Business Combination and consummate the closing of the Business Combination because Emergencia signed an agreement, dated September 14, 2022, related to the acquisition of 100% of the shares of Witt O’Brien’s (“WOB”), a global leader in the crisis and emergency management industry for blue-chip corporate clients and emergency and resilience programs for the public sector, which acquisition is expected to close in November 2022, and the Company and Emergencia are working with WOB to revise the registration statement on Form F-4 relating to the Business Combination (the “Registration Statement”) to include certain financial and other information about WOB in the Registration Statement considering that the acquisition of WOB is deemed a significant acquisition of a business pursuant to Rule 3-05 of Regulation S-X by Emergencia. Accordingly, our board believes that in order for our shareholders to evaluate the Business Combination and for us to be able to consummate the Business Combination, we will need to obtain the Extension. However, if we are able to consummate the Business Combination before the Extraordinary General Meeting, we will not hold the Extraordinary General Meeting.
In connection with the Extension Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (including any shares of common stock issued in exchange thereof, the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future, including the Business Combination, if applicable, and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination, including the Business Combination, if applicable, is completed. We are not asking you to vote on any proposed business combination, including the Business Combination, at this time. We intend to file (i) a separate proxy statement/prospectus pursuant to which we will seek approval of the Business Combination, among other things, at a separate extraordinary general meeting. If the Extension is not approved, we may not be able to consummate the Business Combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to satisfy the related closing condition to the Business Combination. As a result, while Emergencia may waive the related closing condition in certain circumstances, the Business Combination may not be consummated if there is not a sufficient amount of cash in the Trust Account as a result of redemptions of our shares in connection with the Extension, even if our shareholders vote to approve the Extension.
Based upon the amount in the Trust Account as of October 11, 2022, which was approximately $58,650,428, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.06 at the time of the Extraordinary General Meeting. The closing price of the public shares on the New York Stock Exchange on October 10, 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $9.96. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON NOVEMBER 1, 2022 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
The purpose of the Trust Amendment is to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from November 20, 2022 to March 31, 2023.
The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.
If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by November 20, 2022, as contemplated by and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), HPX Capital Partners LLC (our “Sponsor”) and certain other initial shareholders (including Mr. Marcos Peigo, Mr. Wolney Betiol and Ms. Salete Pinheiro) (the “other initial shareholders”), will not receive any monies held in the Trust Account as a result of their respective ownership of the founder shares.
The approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands Companies Law and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares. The approval of both the Extension Amendment

Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate an initial business combination and (2) consummate the Business Combination. Therefore, our board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.
The approval of the Adjournment Proposal requires an ordinary resolution under the Cayman Islands Companies Law and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.
Our board has fixed the close of business on October 11, 2022 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.
After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Under our amended and restated memorandum and articles of association, no other business may be transacted at the Extraordinary General Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.
October 11, 2022
By Order of the Board of Directors
/s/ Carlos Piani

Chief Executive Officer (Principal Executive Officer)
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting (including by virtual means as provided herein). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided herein). Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on November 3, 2022: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/hpxcorp/ext2022.

HPX CORP.
A Cayman Islands Exempted Company
(Company Number 361160)
1000 N. West Street, Suite 1200
Wilmington, DE 19801
EXTRAORDINARY GENERAL MEETING
TO BE HELD ON NOVEMBER 3, 2022
PROXY STATEMENT
The extraordinary general meeting (the “Extraordinary General Meeting”) of HPX Corp. (“we,” “us,” “our” or the “Company”) will be held at 9:00 a.m. Eastern Time on November 3, 2022 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at Avenida Brigadeiro Faria Lima, 3311, 7th Floor, 04538-133, São Paulo, São Paulo, Brazil, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/hpxcorp/ext2022 or by phone dialing within the U.S. and Canada 1 800-450-7155 (toll-free) or outside of the U.S. and Canada +1-857-999-9155 (standard rates apply) and entering the conference identification number 1406452#. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:
•
a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on July 20, 2020 (the “IPO”), from November 20, 2022 to March 31, 2023 (the “Extension” and, such date, the “Extended Date”);

•
a proposal to amend the Investment Management Trust Agreement, dated July 15, 2020, as amended on July 14, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to this Proxy Statement, to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from November 20, 2022 to March 31, 2023 (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and

•
a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to complete our previously announced proposed business combination (the “Business Combination”) with Emergência Participações S.A., a sociedade anônima organized under the laws of Brazil (“Emergencia”), in case such additional time is needed. On July 5, 2022, the Company entered into that certain Business Combination Agreement (the “Merger Agreement”) with Ambipar Emergency Response, an exempted company incorporated with limited liability in the Cayman Islands (“New PubCo”), Ambipar Merger Sub, an exempted company incorporated with limited liability in the Cayman Islands (“Merger Sub”), Ambipar Participações e Empreendimentos S.A., a sociedade anônima organized under the laws of Brazil (“Ambipar”), and Emergencia, pursuant to which, among other things, (i) the Company shall be merged with and into New PubCo, with New PubCo as the surviving entity and (ii) Merger Sub shall subsequently be merged with and into New PubCo, with New PubCo as the surviving entity.
The Articles provide that we have until November 20, 2022 to complete our initial business combination. While we and the other parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Business Combination, our board of directors (our “board”) believes that there may not be sufficient time before November 20, 2022 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Business Combination and consummate the closing of the Business Combination because Emergencia signed an agreement, dated September 14, 2022, related to the acquisition of 100% of the shares of Witt O’Brien’s (“WOB”), a global leader in the crisis and emergency management industry for blue-chip corporate clients and emergency and resilience programs for the public sector, which acquisition is expected to close in November 2022, and the Company and Emergencia are working with WOB to revise the registration statement on Form F-4 relating to the Business Combination (the “Registration Statement”) to include certain financial and other information about WOB in the Registration Statement considering that the acquisition of WOB is deemed a significant acquisition of a business pursuant to Rule 3-05 of Regulation S-X by Emergencia. Accordingly, our board believes that in order for our shareholders to evaluate the Business Combination and for us to be able to consummate the Business Combination, we will need to obtain the Extension. However, if we are able to consummate the Business Combination before the Extraordinary General Meeting, we will not hold the Extraordinary General Meeting.
As previously reported in the Company’s current report on Form 8-K filed with the SEC on July 14, 2022, on July 14, 2022, in connection with its Extraordinary General Meeting held on July 14, 2022 (the “First Extension Extraordinary General Meeting”), the Company’s shareholders approved: (1) a special resolution to amend the Amended and Restated Memorandum and Articles of Association of the Company to extend the date by which the Company must (a) consummate a business combination, (b) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (c) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the IPO, from July 20, 2022 to November 20, 2022; and (2) the proposal to extend the date on which the Trustee must liquidate the trust account established in connection with the IPO if the Company has not completed its initial business combination, from July 20, 2022 to November 20, 2022. In connection with the First Extension Extraordinary General Meeting and the relevant proposals, holders of 19,472,483 Class A ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.018 per share, for an aggregate redemption amount of approximately $195.1 million, which included approximately $0.4 million of Trust Account earnings, leaving approximately $58.4 million in the Trust Account.
Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension. We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.
In connection with the Extension Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (including any shares of common stock issued in exchange thereof, the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future, including the Business Combination, if applicable, and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination, including the Business Combination, if applicable, is completed. We are not asking you to vote on any proposed business combination, including the Business Combination, at this time. We intend to file a separate proxy statement/prospectus pursuant to which we will seek approval of the Business Combination, among other things, at a separate extraordinary general meeting. If the Extension is not approved, we may not be able to consummate the Business Combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to satisfy the related closing condition to the Business Combination. As a result, while Emergencia may waive the related closing condition in certain circumstances, the Business Combination may not be consummated if there is not a sufficient amount of cash in the Trust Account as a result of redemptions of our shares in connection with the Extension, even if our shareholders vote to approve the Extension.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $58,650,428 that was in the Trust Account as of October 11, 2022. In such event, we may need to obtain additional funds to complete the Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by November 20, 2022, as contemplated by and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), HPX Capital Partners LLC (our “Sponsor”) and certain other initial shareholders (including Mr. Marcos Peigo, Mr. Wolney Betiol and Ms. Salete Pinheiro) (the “other initial shareholders”), will not receive any monies held in the Trust Account as a result of their respective ownership of the founder shares.
Based upon the amount in the Trust Account as of October 11, 2022, which was $58,650,428, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.06 at the time of the Extraordinary General Meeting. The closing price of the public shares on the New York Stock Exchange (the “NYSE”) on October  10, 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $9.96. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination, including the Business Combination, if applicable, through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.
Under the Trust Amendment Proposal, we will amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account to the Extended Date.
Our board has fixed the close of business on October 11, 2022 as the record date for determining our shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 12,132,517 ordinary shares outstanding, of which 5,827,517, were public shares and 6,305,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and the other initial shareholders, which hold an aggregate of 6,305,000 founder shares, that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.
This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $15,000. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
This Proxy Statement is dated October 11, 2022 and is first being mailed to shareholders on or about October 11, 2022.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.
Q:
Why am I receiving this Proxy Statement?

A:
We are a blank check company incorporated on March 20, 2020 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On July 20, 2020, we consummated our IPO from which we derived gross proceeds of $253,000,000. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, November 20, 2022). Our board has determined that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow our shareholders to evaluate the Business Combination and for us to be able to consummate the Business Combination, and is submitting these proposals to our shareholders to vote upon.

Q:
What is being voted on?

A:
You are being asked to vote on:

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a proposal to amend our Articles to extend the date by which we have to consummate our initial business combination from November 20, 2022 to March 31, 2023;

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a proposal to amend our Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from November 20, 2022 to March 31, 2023; and

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a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Business Combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.
We are not asking you to vote on any proposed business combination, including the Business Combination, at this time. We intend to file a separate proxy statement/prospectus pursuant to which we will seek approval of the Business Combination, among other things, at a separate extraordinary general meeting. If the Extension is not approved, we may not be able to consummate the Business Combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit the Company to satisfy the related closing condition to the Business Combination. As a result, while Emergencia may waive the related closing condition in certain circumstances, the Business Combination may not be consummated if there is not a sufficient amount of cash in the Trust Account as a result of redemptions of our shares in connection with the Extension, even if our shareholders vote to approve the Extension.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Date.

We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $58,650,428 that was in the Trust Account as of October 11, 2022. In such event, we may need to obtain additional funds to complete the Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by November 20, 2022, as contemplated by and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor and the other initial shareholders, will not receive any monies held in the Trust Account as a result of their respective ownership of the founder shares.
Q:
Why is the Company proposing the Extension Amendment Proposal and the Trust Amendment Proposal?

A:
Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before November 20, 2022. As we explain below, we may not be able to complete an initial business combination, including the Business Combination, by that date.

We are asking for an extension of this timeframe in order to complete the Business Combination. While we have entered into the Merger Agreement with respect to the Business Combination, our board currently believes that there may not be sufficient time before November 20, 2022 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Business Combination and consummate the closing of the Business Combination because Emergencia signed an agreement, dated September 14, 2022, related to the acquisition of 100% of the shares of WOB, a global leader in the crisis and emergency management industry for blue-chip corporate clients and emergency and resilience programs for the public sector, which acquisition is expected to close in November 2022, and the Company and Emergencia are working with WOB to revise the Registration Statement to include certain financial and other information about WOB in the Registration Statement considering that the acquisition of WOB is deemed a significant acquisition of a business pursuant to Rule 3-05 of Regulation S-X by Emergencia.
Accordingly, in order for our shareholders to be able to evaluate the Business Combination and for us to be able to consummate the Business Combination, we will need to obtain the Extension, our board is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (3) redeem all the public shares, from November 20, 2022 to March 31, 2023, and our board is proposing the Trust Amendment Proposal to amend the Trust Agreement in the form set forth in Annex B to extend the date on which Continental must liquidate the Trust Account established in connection with our IPO if we have not completed a business combination, from November 20, 2022 to March 31, 2023. However, if we are able to consummate the Business Combination before the Extraordinary General Meeting, we will not hold the Extraordinary General Meeting.
Q:
Why should I vote “FOR” the Extension Amendment Proposal?

A:
Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before November 20, 2022, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

Our board believes, however, that shareholders should have an opportunity to evaluate the Business Combination. Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to hold a shareholder vote for the approval of the Business Combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future, including the Business Combination, if applicable, and the right to redeem your public shares in connection with such initial business combination.
Our board recommends that you vote in favor of the Extension Amendment Proposal.
Q:
Why should I vote “FOR” the Trust Amendment Proposal?

A:
As discussed above, our board believes shareholders should have an opportunity to evaluate the Business Combination. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal or the Trust Amendment Proposal, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.
If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future initial business combination we may propose, including the Business Combination, if applicable. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date to complete our initial business combination.
Our board recommends that you vote in favor of the Trust Amendment Proposal.
Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If presented, our board recommends that you vote in favor of the Trust Amendment Proposal.
Q:
When would the Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?

A:
Our board will abandon the Extension Amendment and the Trust Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal or if the Business Combination is consummated before the Extraordinary General Meeting. Additionally, we are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Q:
How do the Company insiders intend to vote their shares?

A:
Our Sponsor and the other initial shareholders collectively own 6,305,000 founder shares. Such founder shares represent 51.97% of our issued and outstanding ordinary shares.

The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, directors and executive officers that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.
In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Trust Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and the Trust Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Trust Amendment proposals.
In addition, certain of our shareholders owning, in the aggregate, 600,000 Class A ordinary shares (the “Non-Redeeming Shareholders”), have agreed pursuant to certain Shareholder Non-Redemption Agreements, each dated as of July 5, 2022 to, among other things, vote those shares in favor of any extension for which the approval of our shareholders is required and agreed not to redeem or exercise any right to redeem any Class A ordinary shares that such Non-Redeeming Shareholders hold of record or beneficially.
Q:
What vote is required to adopt the Extension Amendment Proposal?

A:
The approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands Companies Law and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Q:
What vote is required to approve the Trust Amendment Proposal?

A:
The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least

65% of the issued and outstanding ordinary shares. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.
Q:
What vote is required to approve the Adjournment Proposal?

A:
The approval of the Adjournment Proposal requires an ordinary resolution under the Cayman Islands Companies Law and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:
What if I do not want to vote “FOR” the Extension Amendment Proposal or Trust Amendment Proposal?

A:
If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposals. If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Trust Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on the Trust Amendment Proposal will have the same effect as votes “AGAINST” the Trust Amendment Proposal. Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal.
Q:
What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A:
Our board will abandon the Extension Amendment and the Trust Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by November 20, 2022, as contemplated by and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor and the other initial shareholders, will not receive any monies held in the Trust Account as a result of their respective ownership of the founder shares.
Q:
What happens if the Business Combination is consummated before the Extraordinary General Meeting?

A:
Our board will abandon the Extension Amendment and the Trust Amendment if the Business Combination is consummated before the Extraordinary General Meeting.

Q:
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:
We will continue our efforts to consummate the Business Combination.

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor, our directors and our officers as a result of their ownership of the founder shares.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor and the other initial shareholders, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal and the Trust Amendment Proposal were not approved, as described above.
Q:
What are the potential impacts on the Business Combination and related transactions resulting from the resignation of Credit Suisse?

A:
Credit Suisse Securities (USA) LLC (“Credit Suisse”), the underwriter and bookrunner in our IPO, resigned as a placement agent, ceased to act in any capacity, role or relationship in connection with the PIPE financing related to the Business Combination and waived any entitlement to its portion of the deferred underwriting fee that accrued from its participation in our IPO in the amount of $8,855,000 and all right to fees under its engagement letter. On August 19, 2022, we, Ambipar and Credit Suisse executed a formal termination letter and we and Credit Suisse executed a waiver letter confirming its resignation effective as of July 5, 2022 and waiver of fees.

Credit Suisse did not communicate to us the reasons leading to its resignation and waiver of its fees. There is no dispute among us and Credit Suisse with respect to Credit Suisse’s placement agency services or its resignation.
As a result of this resignation and the associated waiver of fees, the transaction fees payable by us at the consummation of the Business Combination will initially be reduced by $8,855,000. Credit Suisse has not received any fees pursuant to the engagement letter or the IPO underwriting agreement, other than $5,060,000 in underwriting fees paid by us to Credit Suisse upon the consummation of our IPO. The services being provided by Credit Suisse prior to such resignation were substantially complete at the time of its resignation (or in the case of the underwriting services provided by Credit Suisse pursuant to the IPO underwriting agreement, at the time of our initial public offering) and Credit Suisse was not expected to play any role at the closing of the Business Combination. Accordingly, we do not expect that the resignation of Credit Suisse will affect the timing or completion of the Business Combination, but will initially reduce the aggregate fees payable at the closing of the Business Combination.

We considered engaging additional financial advisors, and on June 27, 2022, we engaged EarlyBirdCapital, Inc. (“EarlyBird”) to, among other things, (i) assist us in the transaction structuring with respect to the Business Combination, (ii) assist us with respect to any necessary extension, (iii) facilitate meetings with potential equity investors in us, (iv) provide financial advisory services in connection with the Business Combination, and (v) assist us with NYSE or Nasdaq listing requirements, as applicable. EarlyBird did not provide any valuation analyses to our board in connection with the approval of the Business Combination. As a result of the engagement of EarlyBird, the transaction fees payable by us at the consummation of the Business Combination will be increased. Other than any fees paid to EarlyBird, we do not expect to incur any additional costs resulting from the resignation of Credit Suisse.
Credit Suisse’ resignation did not impact our board’s analysis of or continued support of the Business Combination. The availability of the PIPE financing related to the Business Combination, the funds in the Trust Account and any contemplated post-transaction financing arrangements are not impacted by the resignation of Credit Suisse. We do not have any other current relationship with Credit Suisse.
Shareholders should not associate Credit Suisse with the disclosure in this proxy statement/prospectus or the Business Combination, and shareholders should not place any reliance on the participation of Credit Suisse prior to its resignation in the Business Combination.
Q:
What happens to the Company warrants if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A:
If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated a business combination by November 20, 2022, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor and the other initial shareholders, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
Q:
What happens to the Company warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?

A:
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the issuance of the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q:
If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:
Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, including the Business Combination, if applicable, subject to any limitations set forth in our Articles.

Q:
How do I change my vote?

A:
You may change your vote by sending a later-dated, signed proxy card to our Secretary at HPX Corp., 1000 N. West Street, Suite 1200 Wilmington, DE 19801, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Any shareholder wishing to attend the virtual meeting should register for the meeting by October 27, 2022 (one week prior to the meeting date). To register for the Extraordinary General Meeting, please follow these instructions as applicable to the nature of your ownership of ordinary shares:
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If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the online-only Extraordinary General Meeting, go to https://www.cstproxy.com/hpxcorp/ext2022, enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

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Beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and email it back with the meeting information.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal must be approved as a special resolution under the Cayman Islands Companies Law and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Trust Amendment Proposal must be approved by the affirmative vote of holders of at least 65% of the outstanding shares as of the record date.

Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon at the Extraordinary General Meeting. Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established, but will not count as a vote cast at the Extraordinary General Meeting.

Q:
If my shares are held in “street name,” will my broker automatically vote them for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:
What is a Quorum requirement?

A:
A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 6,066,259 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.
Q:
Who can vote at the Extraordinary General Meeting?

A:
Only holders of record of our ordinary shares at the close of business on October 11, 2022 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, 12,132,517 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
Does the board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment, the Trust Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

Q:
What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting - Interests of our Sponsor, Directors and Officers.”

Q:
Do I have appraisal rights if I object to the Extension Amendment Proposal and the Trust Amendment Proposal?

A:
Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal or the Trust Amendment Proposal under Cayman Islands law.

Q:
What do I need to do now?

A:
We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:
How do I vote?

A:
If you are a holder of record of our ordinary shares, you may vote in person (including by virtual means as provided herein) at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.
If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
How do I redeem my ordinary shares?

A:
Each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, including the Business Combination, if applicable, or if we have not consummated our initial business combination by the Extended Date.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on November 1, 2022 (two business days before the Extraordinary General Meeting).

Q:
How do I withdrawal my election to redeem my ordinary shares?

A:
If you delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:
Who is paying for this proxy solicitation?

A:
We will pay for the entire cost of soliciting proxies. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $15,000. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Individuals call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call (203) 658-9400
Email: HPX.info@investor.morrowsodali.com
If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com
You may also obtain additional information about us from documents we file with the Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to the Business Combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to the Business Combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on April 14, 2022, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.
All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on April 14, 2022, and the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, the other reports we file with the SEC and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
We may be deemed a “foreign person” under the regulations relating to the Committee on Foreign Investment in the United States (“CFIUS”) and our failure to obtain any required approvals within the requisite time period may require us to liquidate.
The Company’s sponsor is HPX Capital Partners LLC, a Delaware limited liability company. The Sponsor currently owns 6,245,000 Class B ordinary shares of the Company. The Sponsor is indirectly owned by Piani 2020 3 Year GRAT, a limited liability company formed in Switzerland, BHJH Master Trust LLC, a limited liability company formed in Delaware, and Olivace Fund, a company limited by shares formed in the Cayman Islands. The managers of the Sponsor, Messrs. Bernardo Hees, Carlos Piani and Rodrigo Xavier, by virtue of their shared control over our Sponsor, may be deemed to beneficially own shares held by our Sponsor. Mr. Hees and Mr. Piani are citizens of the United States. To our knowledge, the only non-U.S. citizens who is associated with or otherwise involved in the transaction is Mr. Rodrigo Xavier, a citizen of Brazil and a director of the Company.
The Company does not believe that any of the above facts or relationships would subject any proposed business combination to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”). Furthermore, the Company does not believe that if such a review were conceivable, any proposed business combination ultimately would be prohibited.
However, if any proposed business combination were to become subject to CFIUS review, CFIUS could decide to block or delay a proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of a U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval. The time required for CFIUS to conduct its review and any remedy imposed by CFIUS could prevent the Company from completing its initial business combination and require the Company to liquidate. In that case, investors would be entitled to redemption of 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any). Moreover, investors would lose the investment opportunity in a target company, any price appreciation in the combined companies, and the warrants would expire worthless.
For so long as the Sponsor retains a material ownership interest in us, we may be deemed a “foreign person” under the regulations relating to CFIUS. As such, an initial business combination with a U.S. business or foreign business with U.S. subsidiaries that we may wish to pursue may be subject to CFIUS review. If a particular proposed initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, delay or prevent us from pursuing certain target companies that we believe would otherwise be beneficial to us and our shareholders. In addition, certain federally licensed businesses may be subject to rules or regulations that limit foreign ownership.
The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination by November 20, 2022 or by the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite number of votes (or, if such date is further extended at a duly called extraordinary general meeting, such later date), including as a result of extended regulatory review of a potential initial business combination, we will, as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the public shares for a pro rata portion of the funds held in the trust account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment. Additionally, the warrants will be worthless.
The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete our initial business combination.
With respect to the regulation of special purpose acquisition companies (“SPACs”) like us, on March 30, 2022, the SEC issued proposed rules relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to complete the Business Combination.
With regard to the SEC’s proposed safe harbor rule under the Investment Company Act of 1940, while the funds in the Trust Account have, since the Company’s initial public offering, been held for the primary purpose of capital preservation only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 (which we believe is sufficient to demonstrate we are not an investment company in light of our business purpose, other operations and public disclosure), notwithstanding that the amount of funds in the Trust Account will significantly exceed the single depositor maximum FDIC insurance protection, to mitigate any risk of being viewed as operating an unregistered investment company, on June 24, 2022, the Company instructed Continental Stock Transfer & Trust Company, the trustee managing the Trust Account, to hold all funds in the Trust Account in cash until the earlier of consummation of an initial business combination and liquidation of the Company.

BACKGROUND
We are a blank check company incorporated on March 20, 2020 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
On July 20, 2020, we consummated the IPO of our units (the “units”), with each unit consisting of one Class A ordinary share, par value $0.0001 per share, which we refer to (together with any shares of common stock issued in exchange thereof) as the “public shares,” and one-half of one redeemable warrant. Simultaneously with the closing of the IPO, we completed the private sale of 7,060,000 warrants (the “private placement warrants”), at a purchase price of $1.00 per private placement warrant, to our Sponsor generating gross proceeds to us of $7,060,000. The private placement warrants are identical to the warrants sold as part of the units in the IPO except that, so long as they are held by our Sponsor or its permitted transferees: (1) they will not be redeemable by us; (2) they (including the Class A ordinary shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our Sponsor until 30 days after the completion of our initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the ordinary shares issuable upon exercise of these warrants) are entitled to registration rights.
Following the closing of the IPO, a total of $253,000,000, from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account. The proceeds held in the Trust Account may be invested by the trustee only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended. To mitigate any risk of being viewed as operating an unregistered investment company, on June 24, 2022, the Company instructed Continental Stock Transfer & Trust Company, the trustee managing the Trust Account, to hold all funds in the Trust Account in cash until the earlier of consummation of an initial business combination and liquidation of the Company.
As previously reported in the Company’s current report on Form 8-K filed with the SEC on July 14, 2022, on July 14, 2022, in connection with its First Extension Extraordinary General Meeting, the Company’s shareholders approved: (1) a special resolution to amend the Amended and Restated Memorandum and Articles of Association of the Company to extend the date by which the Company must (a) consummate a business combination, (b) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (c) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the IPO, from July 20, 2022 to November 20, 2022; and (2) the proposal to extend the date on which the Trustee must liquidate the trust account established in connection with the IPO if the Company has not completed its initial business combination, from July 20, 2022 to November 20, 2022. In connection with the First Extension Extraordinary General Meeting and the relevant proposals, holders of 19,472,483 Class A ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.018 per share, for an aggregate redemption amount of approximately $195.1 million, which included approximately $0.4 million of Trust Account earnings, leaving approximately $58.4 million in the Trust Account. As of October 11, 2022, funds held in the Trust Account totaled approximately $58,650,428, and were held in cash.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of our Sponsor, Directors and Officers.”
On the record date of the Extraordinary General Meeting, there were 12,132,517 ordinary shares outstanding, of which 5,827,517 were public shares and 6,305,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and the other initial shareholders, which hold an aggregate of all 6,305,000 founder shares, that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

In addition, the Non-Redeeming Shareholders owning, in the aggregate, 600,000 Class A ordinary shares, have agreed pursuant to certain Shareholder Non-Redemption Agreements, each dated as of July 5, 2022 to, among other things, vote those shares in favor of any extension for which the approval of our shareholders is required and agreed not to redeem or exercise any right to redeem any Class A ordinary shares that such Non-Redeeming Shareholders hold of record or beneficially.
Our principal executive offices are located at 1000 N. West Street, Suite 1200 Wilmington, DE 19801 and our telephone number is (302) 295-4929.

THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT PROPOSALS
The Extension Amendment Proposal
We are proposing to amend our Articles to extend the date by which we have to consummate a business combination to the Extended Date.
The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Business Combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.
If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated a business combination by November 20, 2022, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor and the other initial shareholders, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to complete our previously announced proposed Business Combination in case such additional time is needed. On July 5, 2022, the Company entered into that certain Business Combination Agreement with Ambipar Emergency Response, an exempted company incorporated with limited liability in the Cayman Islands, Ambipar Merger Sub, an exempted company incorporated with limited liability in the Cayman Islands, Ambipar Participações e Empreendimentos S.A., a sociedade anônima organized under the laws of Brazil, and Emergencia, pursuant to which, among other things, (i) the Company shall be merged with and into New PubCo, with New PubCo as the surviving entity and (ii) Merger Sub shall subsequently be merged with and into New PubCo, with New PubCo as the surviving entity.
The Articles provide that we have until November 20, 2022 to complete our initial business combination. While we and the other parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Business Combination, our board currently believes that there will not be sufficient time before November 20, 2022 to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Business Combination and consummate the closing of the Business Combination because Emergencia signed an agreement, dated September 14, 2022, related to the acquisition of 100% of the shares of WOB, a global leader in the crisis and emergency management industry for blue-chip corporate clients and emergency and resilience programs for the public sector, which acquisition is expected to close in November 2022, and the Company and Emergencia are working with WOB to revise the Registration Statement to include certain financial and other information about WOB in the Registration Statement considering that the acquisition of WOB is deemed a significant acquisition of a business pursuant to Rule 3-05 of Regulation S-X by Emergencia. Accordingly, our board believes that in order for our shareholders to evaluate the Business Combination and for us to be able to consummate the Business Combination, we will need to obtain the Extension. However, if we are able to consummate the Business Combination before the Extraordinary General Meeting, we will not hold the Extraordinary General Meeting.
A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement in Annex A.

Trust Amendment Proposal
The purpose of the Trust Amendment is to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from November 20, 2022 to March 31, 2023. A copy of the proposed amendments to the Trust Agreement is attached to this Proxy Statement in Annex B.
Reasons for the Extension Amendment Proposal and the Trust Amendment Proposal
Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before November 20, 2022, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.
Our board believes, however, that shareholders should have an opportunity to evaluate the Business Combination. Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to to hold a shareholder vote for the approval of the Business Combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future, including the Business Combination, if applicable, and the right to redeem your public shares in connection with such initial business combination.
If Either the Extension Amendment Proposal or the Trust Amendment Proposal Is Not Approved
The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Business Combination. Therefore, our board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal.
If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by November 20, 2022, as contemplated by and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor and the other initial shareholders, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
If the Extension Amendment Proposal and the Trust Amendment Proposal Are Approved
Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $58,650,428 that was in the Trust Account as of October 11, 2022. In such event, we may need to obtain additional funds to complete the Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor and the other initial shareholders, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal and the Trust Amendment Proposal were not approved, as described above.
Redemption Rights
If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, including the Business Combination, if applicable, or if we have not consummated our initial business combination by the Extended Date.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON NOVEMBER 1, 2022 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s

DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on November 1, 2022 (two business days before the Extraordinary General Meeting).
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal and the Trust Amendment Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of October 11, 2022, which was approximately $58,650,428, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.06 at the time of the Extraordinary General Meeting. The closing price of the public shares on the NYSE on October 10, 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $9.96. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make an Election if the Extension is completed. This discussion applies only to public shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:
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the Sponsor or our directors and officers;

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financial institutions or financial services entities;

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broker-dealers;

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taxpayers that are subject to the mark-to-market method of accounting;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies or real estate investment trusts;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

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persons that acquired Class A Ordinary Shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

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persons that hold public shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

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persons whose functional currency is not the U.S. dollar;

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controlled foreign corporations; or

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passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.
We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.
This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an Election to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
1.
As used herein, a “U.S. Holder” is a beneficial owner of public shares who or that is, for U.S. federal income tax purposes:

2.
an individual citizen or resident of the United States,

3.
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

4.
an estate whose income is subject to U.S. federal income tax regardless of its source, or

5.
a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares
In addition to the passive foreign investment company (“PFIC”) considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s public shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.
If the redemption qualifies as a sale of public shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Distributions.”
The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.
The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.
Taxation of Distributions
Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.
With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) public shares are readily tradable on an established securities market in the United States or (ii) public shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2021 and expect to be a PFIC for our current taxable year ending December 31, 2022, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the public shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to public shares.
Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the public shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of public shares.”
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares
Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the public shares redeemed.
Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations
A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
We believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2021. Although we expect to be a PFIC for our current taxable year ending December 31, 2022, a determination of our PFIC status depends on facts that may not be known until the close of the taxable year, including whether we complete a business combination prior to the end of such year. Accordingly, there can be no assurances with respect to our PFIC status for such year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below.
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and (ii) the U.S. Holder did not make a timely and effective “qualified election fund” election for each of our taxable years as a PFIC in which the U.S. Holder held public shares, a qualified election fund (“QEF Election”) along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:
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any gain recognized by the U.S. Holder on the sale or other disposition of its public shares; and

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any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

•
Under the Default PFIC Regime:

•
the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its public shares;

•
the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

THE EXTRAORDINARY GENERAL MEETING
Date, Time and Place.   The Extraordinary General Meeting of our shareholders will be held at 9:00 a.m. Eastern Time on November 3, 2022 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at Avenida Brigadeiro Faria Lima, 3311, 7th Floor, 04538-133, São Paulo, São Paulo, Brazil, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/hpxcorp/ext2022 or by phone dialing within the U.S. and Canada 1 800-450-7155 (toll-free) or outside of the U.S. and Canada +1-857-999-9155 (standard rates apply) and entering the conference identification number 1406452#. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on October 11, 2022, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share of ordinary shares you owned at that time. The Company warrants do not carry voting rights.
Votes Required.   The approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands Companies Law and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding ordinary shares. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.
On the record date of the Extraordinary General Meeting, there were 12,132,517 ordinary shares outstanding, of which 5,827,517 were public shares and 6,305,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and the other initial shareholders, which hold an aggregate of 6,305,000 founder shares, that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.
If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposals. If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Trust Amendment Proposal.
Broker non-votes, abstentions or the failure to vote on the Trust Amendment Proposal will have the same effect as votes “AGAINST” the Trust Amendment Proposal. Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal or the Adjournment Proposal.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited on behalf of our board on the proposals to approve the Extension Amendment Proposal and the Trust Amendment Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Extraordinary General Meeting. You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Individuals call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call (203) 658-9400
Email: HPX.info@investor.morrowsodali.com
Required Vote
The approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands Companies Law and our amended and restated memorandum and articles of association being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of our issued and outstanding ordinary shares. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.
If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by November 20, 2022, as contemplated by and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor and the other initial shareholders, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.
The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Business Combination. Therefore, our board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Additionally, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.
In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Trust Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and the Trust Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Trust Amendment proposals. Our Sponsor, directors, officers, advisors and their affiliates will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:
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If we do not consummate our initial business combination transaction by November 20, 2022, or by the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite number of votes (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the founder shares, which are owned by our Sponsor and the other initial shareholders, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete our initial business combination within the required period.

•
In addition, simultaneously with the closing of our IPO, we consummated the sale of 7,060,000 private placement warrants at a price of  $1.00 per warrant in a private placement to our Sponsor. The warrants are each exercisable for one ordinary share at $11.50 per share. If we do not consummate our initial business combination by November 20, 2022, or by the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite number of votes (or, if such date is further extended at a duly called extraordinary general meeting, such later date) then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor and its affiliate will be worthless.

•
Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination. Certain of our directors are currently expected to continue as our directors after the consummation of the Business Combination.

•
In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share and (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.
•
Our Sponsor has advanced funds to us for working capital purposes, including $700,000 as of the record date. These advances are non-interest bearing, unsecured payable upon the consummation by us of a business combination, without an option of the Sponsor to convert any amount outstanding thereunder upon completion of a business combination into warrants. If we do not complete our initial business combination within the required period, we may use a portion of our working capital held outside the Trust Account to repay such advances and any other working capital advances made to us, but no proceeds held in the Trust Account would be used to repay such advances and any other working capital advances made to us, and the Sponsor may not be able to recover the value it has loaned us and any other working capital advances it may make.

The Board’s Reasons for the Extension Amendment Proposal and the Trust Amendment Proposals and Its Recommendation
As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment and Trust Amendment are in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and the Trust Amendment Proposal, and recommends that you vote “FOR” such proposals.
Our Articles provide that we have until November 20, 2022 to complete our initial business combination under its terms. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before November 20, 2022, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.
We believe that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow our shareholders to evaluate the Business Combination and for us to be able to consummate the Business Combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.
After careful consideration of all relevant factors, our board determined that the Extension Amendment and the Trust Amendment are in the best interests of the Company and its shareholders.
Our Board unanimously recommends that our shareholders vote “FOR” the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal. In no event will our board adjourn the Extraordinary General Meeting beyond November 20, 2022.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.
Vote Required for approval
The Adjournment Proposal must be approved as an ordinary resolution under the Cayman Islands Companies Law and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.
Recommendation of the Board
If presented, our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the ordinary shares as of October 11, 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the ordinary shares, by:
•
each person known by us to be the beneficial owner of more than 5% of our ordinary shares;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

As of the record date, there were a total of 12,132,517 ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these are not exercisable within 60 days of October 11, 2022.
Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned(3)	Approximate Percentage of Class A Ordinary Shares	Approximate Percentage of Class B Ordinary Shares	Approximate Percentage of Ordinary Shares(3)
HPX Capital Partners LLC (our Sponsor)	6,245,000(2)	—	99.0%	51.5%
Bernardo Hees(4)	6,245,000(2)	—	99.0%	51.5%
Carlos Piani(4)	6,245,000(2)	—	99.0%	51.5%
Rodrigo Xavier(4)	6,245,000(2)	—	99.0%	51.5%
Marcos Peigo	20,000(2)	—	*	*
Wolney Edirley Goncalvez Betiol	20,000(2)	—	*	*
Salete Pinheiro	20,000(2)	—	*	*
Rafael Salvador Grisolia	—	—	—	—
All directors and executive officers as a group (seven individuals)	6,305,000(2)	—	100.0%	52.0%

*
Less than one percent

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o HPX Corp., 1000 N. West Street, Suite 1200 Wilmington, DE 19801.

(2)
Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such Class B ordinary shares will convert into Class A ordinary shares on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File Nos. 333-239486 and 333-239882).

(3)
Unless otherwise noted, all shares are Class A ordinary Shares. Class A ordinary shareholders and Class B ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders and vote together as a single class, except as required by law; provided that holders of our Class B ordinary shares have the right to elect all of our directors prior to our initial business combination and holders of our Class A ordinary shares are not entitled to vote on the election of directors during such time.

(4)
HPX Capital Partners LLC, our Sponsor, is the record holder of 6,245,000 Class B ordinary shares, as reported herein. The managers of the Sponsor, Messrs. Hees, Piani and Xavier, by virtue of their shared control over our Sponsor, may be deemed to beneficially own shares held by our Sponsor.

HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 1000 N. West Street, Suite 1200 Wilmington, DE 19801, to inform us of the shareholder’s request; or

•
if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Shareholders, please call toll free: (800) 662-5200
Banks and Brokerage Firms, please call collect: (203) 658-9400
Email: HPX.info@investor. morrowsodali.com
You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at HPX Corp., 1000 N. West Street, Suite 1200 Wilmington, DE 19801.
If you are a shareholder of the Company and would like to request documents, please do so by October 27, 2022 (one week prior to the meeting date), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENTS
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
HPX CORP.
HPX CORP.
(the “Company”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY
It is resolved as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:
(a) amending Article 49.7 by deleting the following introduction of such sub-section:
“In the event that the Company does not consummate a Business Combination by November 20, 2022, or such later time as the Members may approve in accordance with the Articles, the Company shall:”
and replacing it with the following:
“In the event that the Company does not consummate a Business Combination by March 31, 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall:”; and
(b) amending Article 49.8 by deleting the words:
“by November 20, 2022”
and replacing them with the words:
“by March 31, 2023”.

A-1

ANNEX B
FORM OF AMENDMENT NO. 2 TO INVESTMENT MANAGEMENT
TRUST AGREEMENT
THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of           , 2022, by and between HPX Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Agreement (as defined below).
WHEREAS, on July 20, 2020, the Company consummated an initial public offering (the “Offering”) of units of the Company, each of which is composed of one of the Company’s Class A ordinary shares, par value $0.0001 per share (“Ordinary Shares”), and one-half of one warrant, each whole warrant entitling the holder thereof to purchase one Ordinary Share;
WHEREAS, $253,000,000 of the gross proceeds of the Offering (including $8,855,000, of underwriters’ deferred discount) and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Ordinary Shares included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of July 15, 2020, as amended on July 14, 2022, by and between the Company and the Trustee (the “Agreement”);
WHEREAS, the Company has sought the approval of the holders of its Ordinary Shares and holders of its Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), at an extraordinary general meeting to: (i) extend the date before which the Company must complete a business combination from November 20, 2022 to March 31, 2023 (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from November 20, 2022 to March 31, 2023 (the “Trust Amendment”);
WHEREAS, holders of at least two-thirds of the then issued and outstanding Ordinary Shares and Class B Ordinary Shares, voting together as a single class, being present and entitled to vote at the extraordinary general meeting, approved the Extension Amendment, and at least sixty-five percent (65%) of the then issued and outstanding Ordinary Shares and Class B Ordinary Shares, voting together as a single class, approved the Trust Amendment; and
WHEREAS, the parties desire to amend the Agreement to, among other things, reflect amendments to the Agreement contemplated by the Trust Amendment.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1.
Amendment to Trust Agreement.   Section 1(i) of the Agreement is hereby amended and restated in its entirety as follows:

“(i)   Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Chief Operating Officer, General Counsel, Secretary or Chairman of the board of directors (the “Board”) of the Company or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses, it being understood that the Trustee has no obligation to monitor or question the Company’s position that an allocation has been made for taxes payable), only as directed in the Termination Letter and the other documents referred to therein; provided that, in the case a Termination Letter in the form of Exhibit A is received, or (y) upon March 31, 2023, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by March 31, 2023, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders;”.
2.
Miscellaneous Provisions.

2.1.
Successors.   All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2.
Severability.   This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3.
Applicable Law.   This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4.
Counterparts.   This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5.
Effect of Headings.   The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6.
Entire Agreement.   The Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
Continental Stock Transfer & Trust Company, as Trustee
By:

Name:
Title:
HPX Corp.
By:

Name:
Title:
[Signature Page to Amendment to Investment Management Trust Agreement]

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

HPX CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 2, 2022.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit: **https://www.cstproxy.com/hpxcorp/ext2022.**

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this X

Check here for address change and indicate the correct address below: ☐

____

____

CONTROL NUMBER

☐

Signature____________________ **Signature, if held jointly**____________________ **Date**________**2022.**

Proposal 1 — Extension of Corporate LifeAmend the Company’s amended and restatedmemorandum and articles of association to extendthe date that the Company has to consummatea business combination from November 20,2022 to March 31, 2023.Proposal 3 — AdjournmentAdjourn the Extraordinary General Meeting to alater date or dates, if necessary, to permit furthersolicitation and vote of proxies in the eventthat there are insufficient votes for, or otherwisein connection with, the approval of Proposal 1 orProposal 2.Proposal 2 — Extension of Trust AgreementAmend the Investment Management Trust Agreement,dated July 15, 2020, as amended on July14, 2022, by and between the Company andContinental Stock Transfer & Trust Company(“Continental”), to extend the date on whichContinental must liquidate the Trust Account establishedin connection with the Company’s initialpublic offering if the Company has not completedits initial business combination from November20, 2022 to March 31, 2023.Proposal 2 is conditioned on the approval ofProposal 1. If Proposal 2 is approved by theshareholders and Proposal 1 is not, neitherproposal will take effect.HPX CORP. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Signature_________________________________ Signature, if held jointly_________________________________ Date___________2022.Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators,trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney .Please markyour voteslike this X21037 HPX Corp. Proxy Card Rev1 FrontCONTROL NUMBERPROXYTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2AND PROPOSAL 3.PLEASE DO NOT RETURN THE PROXY CARDIF YOU ARE VOTING ELECTRONICALLY.INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Haveyour proxy card available when you accessthe above website. Follow the prompts tovote your shares.Vote at the Meeting –If you plan to attend the virtual onlineextraordinary general meeting, you will needyour 12 digit control number to voteelectronically at the extraordinary generalmeeting. To attend the extraordinarygeneral meeting, visit:https://www.cstproxy.com/hpxcorp/ext2022.MAIL – Mark, sign and date your proxy cardand return it in the postage-paid envelopeprovided.Your Internet vote authorizes the named proxiesto vote your shares in the same manner as if youmarked, signed and returned your proxy card.Votes submitted electronically over the Internetmust be received by 11:59 p.m., Eastern Time, onNovember 2, 2022.YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.IMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailVote by Internet - QUICK EASYFOR AGAINST ABSTAIN FOR AGAINST ABSTAINFOR AGAINST ABSTAINCheck here for address change and indicate the correctaddress below:________________________________________________________________________________PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPEENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY.THIS PROXY WILL BE VOTED IN THE MANNER DIRECTEDHEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURNA SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOURORDINARY SHARES WILL BE VOTED FOR THE PROPOSALS SETFORTH ABOVE.22-27084-2 C2.3 P25

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXYHPX CORP.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSFOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON NOVEMBER 3, 202221037 HPX Corp.Proxy Card Rev1 BackThe undersigned, revoking any previous proxies relating to these shares with respect to theExtension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal herebyacknowledges receipt of the notice and Proxy Statement, dated October 11, 2022, in connection with theExtraordinary General Meeting to be held at 9:00 a.m. Eastern Time on November 3, 2022 at the officesof Skadden, Arps, Slate, Meagher & Flom LLP, located at Avenida Brigadeiro Faria Lima, 3311, 7th Floor,04538-133, São Paulo, São Paulo, Brazil, for the sole purpose of considering and voting upon the followingproposals, and hereby appoints Bernard Hees, Carlos Piani and Rodrigo Xavier, and each of them (withfull power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each,to vote all shares of the ordinary shares of HPX Corp. (the “Company”) registered in the name provided,which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournmentsthereof, with all the powers the undersigned would have if personally present. Without limiting the generalauthorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on theproposals set forth in this Proxy Statement.(Continued and to be marked, dated and signed on the other side)Important Notice Regarding the Availability ofProxy Materials for the Extraordinary General Meetingto be held on November 3, 2022:The notice of extraordinary general meetingand the accompanying Proxy Statement are available athttps://www.cstproxy.com/hpxcorp/ext2022.THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTEDIN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN ASIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BEVOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURNTHE PROXY CARD PROMPTLY.22-27084-2 C2.3 P26